FINANCIAL INVESTORS TRUST

THE HIGHLAND RESOLUTE FUND
(THE “FUND”)

SUPPLEMENT DATED DECEMBER 1, 2020
TO THE FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
(“SAI”) DATED AUGUST 31, 2020

Effective immediately, the following changes are being made with respect to the Fund.

Summary Section

The first three paragraphs under the header titled “Portfolio Managers” in the summary section of the Prospectus are hereby deleted and replaced with the following information:

The following individuals are jointly responsible, on behalf of the Adviser, for the day-to-day management of the Fund’s portfolio and for the oversight of the Sub-Advisers’ activities.

T. Jason Copeland, CFA, CAIA, Director of the Adviser. Mr. Copeland has served as portfolio manager of the Fund since December 2020. Mr. Copeland joined the Adviser in May 2011 as a Senior Investment Analyst.

Matthew W. Sampson, CFA, Director of the Adviser. Mr. Sampson has served as portfolio manager of the Fund since December 2020. Mr. Sampson joined the Adviser in May 2017 as a Senior Investment Analyst.

Prospectus

The section relating to the Adviser’s portfolio managers under the header titled “PORTFOLIO MANAGERS” in the Prospectus is hereby deleted and replaced with the following:

PORTFOLIO MANAGERS	PAST 5 YEARS’ BUSINESS EXPERIENCE
T. Jason Copeland, CFA, CAIA

Portfolio Manager of the Fund. Mr. Copeland joined the Adviser in May 2011 as a Senior Investment Analyst supporting the firm’s sourcing, due diligence, and monitoring efforts relating to alternative investments. Mr. Copeland became a shareholder of the Adviser and Director of Alternative Investments in 2017. Mr. Copeland is a voting member of the Adviser’s Manager Working Group which is responsible for the approval and oversight of all investment strategies, the Funds Working Group which is responsible for oversight of Highland’s proprietary investment products, and the Investment Working group which all other groups report. Mr. Copeland holds a Bachelor and a Masters degree from the University of Alabama and has earned the right to use the CFA and CAIA designations.

Matthew W. Sampson, CFA

Portfolio Manager of the Fund. Mr. Sampson joined the Adviser in May 2017 as a Senior Investment Analyst supporting the firm’s sourcing, due diligence, and monitoring efforts relating to private investments. Mr. Sampson is a voting member of the Adviser’s Portfolio Working Group which is responsible for the oversight of discretionary and non-discretionary portfolios, the Funds Working Group which is responsible for oversight of Highland’s proprietary investment products, and the Manager Working Group which is responsible for maintaining a list of approved strategies and managing related risks. Prior to joining the Adviser, Mr. Sampson was a Senior Investment Analyst with Regions Bank where he was responsible for manager research across various asset classes and model portfolio construction within the fixed income sleeve. Mr. Sampson is a graduate of the University of Alabama and has earned the right to use the CFA designation.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

While Mr. Copeland and Mr. Sampson have the day-to-day responsibility of managing the Fund, the Adviser’s entire investment process is overseen by the firm’s Investment Working Group (“IWG”). The IWG includes the senior investment professionals of the firm and the six voting members average over 21 years of investment experience.

Statement of Additional Information

The information under the header titled “PORTFOLIO MANAGERS – Other Accounts Managed by Portfolio Managers” in the SAI is deleted in its entirety and replaced with the following:

The table below identifies as of April 30, 2020, for the portfolio managers of the Fund, the number of accounts (other than the Fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Highland Associates, Inc.
T. Jason Copeland, CFA, CAIA*	0	$0	0	$0	0	$0
Matthew W. Sampson, CFA*	0	$0	0	$0	0	$0
Parametric Portfolio Associates LLC
Tom Lee, CFA	19	$13,712.65	13	$10,006.28	43,914	$126,835.24
Jay Strohmaier, CFA	4	$1,158.93	5	$7,979.74	35	$4,326.95
Perry Li, CFA, FRM	3	$375.76	5	$7,979.74	35	$4,326.95
Michael Zaslavsky, CFA	3	$375.76	5	$7,979.74	35	$4,326.95

*	Information is as of October 31, 2020.

The information under the header titled “PORTFOLIO MANAGERS – Ownership of Securities” in the SAI is hereby deleted in its entirety and replaced with the following:

The table below identifies ownership of Fund securities by each Portfolio Manager as of April 30, 2020.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
T. Jason Copeland, CFA, CAIA*	$0
Matthew W. Sampson, CFA*	$0
Tom Lee, CFA	$0
Jay Strohmaier, CFA	$0
Perry Li, CFA, FRM	$0
Michael Zaslavsky, CFA	$0

*	Information is as of October 31, 2020.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE